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                                                                   EXHIBIT 10.44


             FIRST AMENDMENT TO LEASE GUARANTY, INDEMNIFICATION AND
                             REIMBURSEMENT AGREEMENT

                  THIS FIRST AMENDMENT TO LEASE GUARANTY, INDEMNIFICATION AND REIMBURSEMENT AGREEMENT ("Amendment") is made as of the 11th day of June, 2001, by and among KMART CORPORATION, a Michigan corporation ("Kmart"), having an address at 3100 West Big Beaver Road, Troy, Michigan 48084, BORDERS GROUP, INC., a Michigan corporation ("BGI"), and BORDERS, INC., a Colorado corporation ("Borders"), each of BGI and Borders having an address at 100 Phoenix Drive, Ann Arbor, Michigan 48108.

                  A. Prior to the date hereof, Kmart, Borders and BGI entered into that certain Lease Guaranty, Indemnification and Reimbursement Agreement, dated May 24, 1995 (the "LGIRA"), whereby Borders and BGI agreed, among other things, to indemnify Kmart in connection with the obligations of Borders under the Leases (as defined in the LGIRA) and to accept certain financial and other covenants in favor of Kmart.

                  B. Prior to the date hereof, Kmart, Borders and BGI entered into that certain Agreement, dated January 25, 2001 (the "Agreement"), whereby Kmart agreed to amend the LGIRA upon the satisfaction of certain conditions set forth in Section 2 of the Agreement.

                  C. The conditions set forth in Section 2 of the Agreement have been satisfied, and thus Kmart, Borders and BGI desire to amend the LGIRA in accordance with the Agreement.

                  NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, Kmart, BGI and Borders agree as follows:


         1. Representation of Satisfaction of Conditions. Each of Borders and BGI represent and warrant to Kmart that the conditions set forth in Section 2 of the Agreement have been fully satisfied. Without limiting the foregoing sentence, BGI and Borders are unconditionally and irrevocably committed to continue to take the actions required under Section 1.2 of the Agreement to seek to cause Kmart to be fully, absolutely and unconditionally released from any and all obligations and liabilities relating to the Group B Leases (as defined in the Agreement) and related Guaranties (as defined in the Agreement).

         2. Amendment of LGIRA. The LGIRA is amended as follows:


                           (a) Sections 5(a) and 5(b) of the LGIRA (other than the definition of the term "Indebtedness") are hereby deleted in their entirety;

                           (b) Clause (ii) of Section 5(c) is hereby deleted in its entirety; and


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                           (c)      Clause (i) of Section 5(e) is hereby deleted
                                    in its entirety.



         3. Prior Agreements/Conflicts. This Amendment contains all of the agreements of the parties hereto with respect to the matters contained herein, and no prior agreement (other than the Agreement and the LGIRA as modified by this Amendment), arrangement or understanding pertaining to any of such matters shall be effective for any purpose.

         4. LGIRA Ratification. With the sole exception of the matters expressly set forth in this Amendment, each and every one of the terms, conditions, agreements and provisions of the LGIRA shall remain unchanged and in full force and effect, and all of rights and obligations of the parties under the LGIRA are hereby reaffirmed, ratified, and confirmed in their entirety.

         5. Counterparts. This Amendment may be executed in several counterparts and all such counterparts shall constitute one agreement binding on the parties hereto.

         6. Headings. The section headings contained in this Amendment are for reference purposes only and shall not affect in any manner the meaning or interpretation of this Amendment.

                  IN WITNESS WHEREOF, the undersigned have executed and delivered this Amendment as of the date first written above.

                                  KMART CORPORATION


                                  By:   /s/ M.E. Welch
                                     -------------------------------------------
                                       Name: M. E. Welch
                                       Title:  Exceutive Vice President & Chief
                                       Financial Officer


                                  BORDERS GROUP, INC.


                                  By:   /s/ Bruce A. Quinnell
                                     -------------------------------------------
                                       Name:  Bruce A.Quinnell
                                       Title: Vice Chairman


                                  BORDERS, INC.


                                  By:   /s/ Edward W. Wilhelm
                                     -------------------------------------------
                                       Name: Edward W. Wilhelm
                                       Title:  Senior Vice President & Chief
                                       Financial Officer